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                                                                   Exhibit 10.39

                           AGREEMENT OF REIMBURSEMENT

     AGREEMENT OF REIMBURSEMENT (this "Agreement"), dated as of May 7, 2002, between NetRatings, Inc. ("NetRatings"), a Delaware corporation and VNU Inc., a Delaware corporation ("VNU").

     WHEREAS, NetRatings is obligated to reimburse VNU for expenses incurred by VNU on behalf of NetRatings in connection with that certain Agreement and Plan of Reorganization (the "Merger Agreement"), dated as of October 25, 2001, and terminated on March 29, 2002, by and among NetRatings, Estancia Acquisition Corporation, a Delaware corporation, ACNielsen eRatings.com, a Delaware corporation, and ACNielsen Corporation, a Delaware corporation.

     NOW, THEREFORE, the parties agree as follows:

     1. On the date hereof, NetRatings shall pay VNU, by wire transfer of immediately available funds to such account or accounts as VNU shall designate, an amount equal to U.S.$900,000, in satisfaction of its obligation to reimburse VNU for expenses incurred by VNU on behalf of NetRatings in connection with the Merger Agreement.

     2. This Agreement shall be governed by the law of the State of New York, without regard to the conflict of law principles thereof.

     3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Reimbursement Agreement to be executed and delivered by each of them or their respective officers thereunto duly authorized, all as of the date first above written.

                                              NETRATINGS, INC.


                                              By:        /s/ Todd Sloan
                                                  ------------------------------
                                                  Name:  Todd Sloan
                                                  Title: Chief Financial Officer


                                              VNU INC.


                                              By:        /s/ Michael E. Elias
                                                  ------------------------------
                                                  Name:  Michael E. Elias
                                                  Title: Vice President